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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 17, 2006
                 Date of Earliest Event Reported: July 11, 2006


                         EVOLUTION PETROLEUM CORPORATION
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


               0-27862                             41-1781991
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      (Commission File Number)        (I.R.S. Employer Identification No.)


      820 Gessner, Suite 1340, Houston, Texas                      77024
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      (Address of Principal Executive Offices)                  (Zip Code)


                                 (713) 935-0122
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              (Registrant's Telephone Number, Including Area Code)


                            Natural Gas Systems, Inc.
                            -------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                               TABLE OF CONTENTS
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Item 1.01   Entry into a Material Definitive Agreement                         3

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued
            Listing Rule or Standard; Transfer of Listing                      3

Item 5.03   Amendments to Articles of Incorporation or Bylaws;
            Change in Fiscal Year                                              3

Item 9.01   Financial Statements and Exhibits                                  4

Signatures                                                                     4


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Item 1.01   Entry into a Material Definitive Agreement.

      Natural Gas Systems, Inc., a Nevada corporation ("we" or the "Company"), changed its name to "Evolution Petroleum Corporation" effective as of July 11, 2006. The Company's name was changed pursuant to an Agreement and Plan of Merger dated as of July 11, 2006 by which Evolution Petroleum Corporation, a Nevada corporation and wholly-owned subsidiary of the Company, merged with and into the Company, with the Company as the surviving entity and renamed as "Evolution Petroleum Corporation." This statutory short-form merger and name change was effectuated without shareholder approval in accordance with the provisions of
Section 92A.180 of the Nevada Revised Statutes. The Company's Board of Directors authorized this transaction on June 26 2006.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      As reported previously in our Current Report on Form 8-K filed with the SEC on June 28, 2006, on June 20, 2006, we received notification that, subject to our compliance with all applicable listing standards, our common stock had been approved for listing on the American Stock Exchange ("AMEX"). Our common stock was previously listed for quotation on the Over the Counter Bulletin Board ("OTC.BB") under the symbol "NGSY.OB." On or about July 14, 2006 we notified the OTC.BB of our intention to withdraw such listing. Our common stock commenced trading on the AMEX under the ticker symbol "EPM" on July 17, 2006.

      The Company's press release, dated July 17, 2006, announcing the listing of our shares for trading on the AMEX is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      Pursuant to the merger described in Item 1.01 above, the Company's Articles of Incorporation and Bylaws have been amended, effective as of July 11, 2006, to change the Company's name to "Evolution Petroleum Corporation." Other than changing the Company's name, no amendments were made to the Company's Articles of Incorporation or Bylaws.

      The Company's press release, dated July 13, 2006, announcing our change of name is filed with this report as Exhibit 99.2 and is incorporated herein by reference.


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Item 9.01   Financial Statements and Exhibits.

      Exhibits.

      The Exhibits included as part of this Current Report are listed in the attached Exhibit Index. The Exhibit Index, together with the Exhibits listed therein, are incorporated herein by this reference.

      Exhibit No.      Description
      -----------      -----------

      99.1             Press Release regarding name change, dated July 13, 2006
      99.2             Press Release regarding AMEX listing, dated July 17, 2006




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EVOLUTION PETROLEUM CORPORATION


Date: July 17, 2006           By: /s/ Robert Herlin
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                                  Robert Herlin, Chief Executive Officer


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